[LOGO] M F S(SM)                                                  Annual Report
INVESTMENT MANAGEMENT                                           August 31, 1997


MFS(R) MONEY MARKET FUND
MFS(R) GOVERNMENT MONEY MARKET FUND


[Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Portfolio Manager's Overview ..............................................  2
Portfolio Manager's Profile ...............................................  3
Tax Form Summary ..........................................................  3
Fund Facts ................................................................  4
Portfolio Concentration ...................................................  4
Portfolio of Investments ..................................................  6
Financial Statements ......................................................  8
Notes to Financial Statements ............................................. 13
Independent Auditors' Report .............................................. 16
Trustees and Officers ..................................................... 17

--------------------------------------------------------------------------------

   HIGHLIGHTS

   o THE ANNUALIZED YIELD ON AN INVESTMENT IN MFS() R MONEY MARKET FUND FOR THE SEVEN-DAY PERIOD ENDED AUGUST 31, 1997, WAS 4.95%, VERSUS 4.72% AT THE END OF AUGUST 1996. DURING THE SAME PERIOD, THE ANNUALIZED YIELD ON AN INVESTMENT IN MFS() R GOVERNMENT MONEY MARKET FUND ROSE TO 4.87% FROM 4.51%.

   o ON MARCH 25, 1997, THE FEDERAL RESERVE BOARD RAISED THE FEDERAL FUNDS RATE 0.25%, FROM 5.25% TO 5.50%. AS A RESULT, YIELDS ON 90-DAY COMMERCIAL PAPER HAVE RISEN APPROXIMATELY 20 BASIS POINTS (0.20%) OVER THE PAST YEAR.

   o THE FUNDS' AVERAGE MATURITIES HAVE BEEN RELATIVELY NEUTRAL TO SHORT OVER THE PAST 12 MONTHS TO TRY TO TAKE ADVANTAGE OF THE HIGHER YIELDS THAT WILL RESULT IF THE ECONOMY BEGINS TO ACCELERATE.

--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. The rapid pace of growth seen in the first quarter slowed slightly in the second quarter, to an annual rate of 3.3%. While real (inflation-adjusted) growth could moderate further in the third quarter, we believe economic momentum will carry well into the first quarter of 1998. The money supply is increasing at a rapid rate, the housing and automobile markets are strengthening, and it now appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to begin focusing on the Federal Reserve Board's (the Fed's) willingness to raise interest rates.

In the fixed-income markets, we have been encouraged by the Fed's decision at its July meeting not to raise short-term interest rates. But we cannot rule out the possibility of future monetary tightening in the second half of the year if, as we now expect, the economy strengthens during the balance of 1997. Therefore, our risk/reward outlook for the fixed-income markets is neutral, and we believe that fixed-income investors should think in terms of earning the coupon income from their investments rather than seeking possible gains from price appreciation.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
--------------------------
A. Keith Brodkin
Chairman and President

September 15, 1997

PORTFOLIO MANAGER'S OVERVIEW

[Photo of Geoffrey L. Kurinsky]

Geoffrey L. Kurinsky

Dear Shareholders:
Since August 31, 1996, short-term interest rates have moved modestly higher. As a result, the annualized yield on an investment in MFS MONEY MARKET FUND for the seven-day period ended August 31, 1997, was 4.95%, versus 4.72% at the end of August 1996. During the same period, the annualized yield on an investment in MFS GOVERNMENT MONEY MARKET FUND rose to 4.87% from 4.51%.

On March 25, 1997, the Federal Reserve Board raised the federal funds rate (the interest rate charged by banks to other banks in need of overnight loans) 25 basis points (0.25%), from 5.25% to 5.50%. As a result, yields on 90-day commercial paper have risen approximately 20 basis points (0.20%) over the past year. In the next few months, we expect short-term rates to remain stable, with a possible tightening by year-end if the economy shows signs of inflationary pressures.

The Funds' average maturities have been relatively neutral to short over the past 12 months. The average maturities for MFS MONEY MARKET FUND and MFS GOVERNMENT MONEY MARKET FUND on August 31, 1997, were 39 and 41 days, respectively, versus 42 and 35 days on August 31, 1996. The Funds are positioned to try to take advantage of the higher yields that will result if the economy begins to accelerate.

The portfolio of MFS MONEY MARKET FUND continues to include only the highest-quality corporate, bank, and government securities in order to provide investors with maximum security against credit risk. On August 31, 1997, approximately 49% of this Fund's net assets were invested in commercial paper, with the balance invested in securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government. The large position in government-guaranteed paper is due to the narrow yield spreads between government-agency obligations and commercial paper. At the same time, the quality of MFS GOVERNMENT MONEY MARKET FUND'S portfolio remains at the highest practical level because its investments are limited to securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. government, including repurchase agreements collateralized by such securities. We believe this emphasis on quality should allow the Funds to continue to help investors obtain current income and, at the same time, preserve capital and liquidity.

Respectfully,

/s/ Geoffrey L. Kurinsky
Geoffrey L. Kurinsky
Portfolio Manager

--------------------------------------------------------------------------------

   PORTFOLIO MANAGER'S PROFILE

   GEOFFREY L. KURINSKY BEGAN HIS CAREER AT MFS IN 1987 IN THE FIXED INCOME DEPARTMENT. A GRADUATE OF THE UNIVERSITY OF MASSACHUSETTS AND THE BOSTON UNIVERSITY GRADUATE SCHOOL OF MANAGEMENT, HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1988, VICE PRESIDENT IN 1989, AND SENIOR VICE PRESIDENT IN 1993. HE HAS MANAGED MFS MONEY MARKET FUND AND MFS GOVERNMENT MONEY MARKET FUND SINCE 1992.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  FUND FACTS

  OBJECTIVE:              THE INVESTMENT OBJECTIVE OF EACH FUND IS TO SEEK AS
                          HIGH A LEVEL OF CURRENT INCOME AS IS CONSIDERED
                          CONSISTENT WITH THE PRESERVATION OF CAPITAL AND
                          LIQUIDITY. MONEY MARKET FUNDS SEEK TO MAINTAIN A
                          CONSISTENT NET ASSET VALUE, ALTHOUGH THIS IS NOT
                          GUARANTEED.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  MFS MONEY MARKET FUND - DECEMBER 19, 1975
                          MFS GOVERNMENT MONEY MARKET FUND - FEBRUARY 26, 1982

  SIZE:                   MFS MONEY MARKET FUND - $634.2 MILLION NET ASSETS AS
                          OF AUGUST 31, 1997
                          MFS GOVERNMENT MONEY MARKET FUND - $38.4 MILLION NET ASSETS AS OF AUGUST 31, 1997

--------------------------------------------------------------------------------

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1997

MFS MONEY MARKET FUND
[GRAPHIC OMITTED]

Commercial Paper                                  48.1%
U.S. Government & Agency Obligations              35.4%
Repurchase Agreements                             16.5%

For a more complete breakdown, refer to the Portfolio of Investments.


MFS GOVERNMENT MONEY MARKET FUND
[GRAPHIC OMITTED]

U.S. Government & Agency Obligations            84.5%
Repurchase Agreements                           15.5%

For a more complete breakdown, refer to the Portfolio of Investments.

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS Money Market Fund
Commercial Paper - 48.9%

---------------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
ISSUER                                                           (000 OMITTED)             VALUE
---------------------------------------------------------------------------------------------------------
Abbott Laboratories, due 9/09/97                                      $ 10,000      $  9,987,889
American Express Credit Corp., due 9/19/97 - 10/08/97                   19,100        19,021,190
American Telephone & Telegraph Co., due 9/23/97                         12,000        11,959,887
Associates Corp. of North America, due 9/29/97 - 10/17/97               20,750        20,636,601
Bank America National Trust & Savings Assn., due 10/10/97               10,000        10,000,000
Bank of America Federal Savings Bank, due 9/25/97                       10,000         9,963,400
Bankers Trust New York Corp., due 1/12/98                                7,500         7,345,942
Beneficial Corp., due 9/22/97 - 10/20/97                                19,800        19,682,283
Carolina Power & Light Co., due 9/03/97                                 15,000        14,995,375
du Pont (E.I.) de Nemours & Co., due 9/24/97 - 12/05/97                 25,000        24,822,822
Ford Motor Credit Corp., due 9/09/97 - 9/18/97                          22,000        21,952,063
General Electric Capital Corp., due 10/06/97 - 11/21/97                 16,000        15,843,358
General Mills, Inc., due 9/19/97                                         7,200         7,180,380
Goldman Sachs Group LP, due 9/10/97 - 10/07/97                          21,600        21,521,049
GTE Funding, Inc., due 9/12/97                                           6,000         5,989,917
Merrill Lynch & Co., Inc., due 9/02/97 - 12/02/97                       20,800        20,653,185
Morgan (J.P.) & Co., Inc., due 9/16/97 - 11/10/97                       18,000        17,891,164
Pacific Gas & Electric Co., due 9/16/97 - 10/22/97                      17,095        17,018,355
Pfizer, Inc., due 10/09/97                                              10,000         9,942,155
Procter & Gamble Co., due 10/02/97 - 12/19/97                           20,000        19,787,450
Transamerica Co., due 9/22/97                                            4,000         3,987,167
---------------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost                                           $310,181,632
---------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations - 35.4%
---------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank, due 9/15/97 - 2/23/98                       $ 24,600     $  24,338,167
Federal Home Loan Bank, due 9/17/97 - 2/20/98                           34,500        34,128,082
Federal Home Loan Mortgage Corp., due 9/11/97 - 12/01/97                71,053        70,613,711
Federal National Mortgage Assn., due 9/04/97 - 1/05/98                  96,250        95,549,596
---------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations, at
Amortized Cost                                                                      $224,629,556
---------------------------------------------------------------------------------------------------------
Repurchase Agreement - 16.5%
---------------------------------------------------------------------------------------------------------
Goldman Sachs, dated 8/29/97, due 9/02/97 total to be received
 $104,694,522 (secured by various U.S. Treasury and federal
 agency obligations in jointly traded accounts), at Cost              $104,630    $  104,630,000
---------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                    $  639,441,188
Other Assets, Less Liabilities - (0.8)%                                               (5,201,257)
---------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                               $  634,239,931
---------------------------------------------------------------------------------------------------------

See notes to financial statements

PORTFOLIO OF INVESTMENTS - August 31, 1997

MFS Government Money Market Fund
U.S. Government and Agency Obligations - 104.9%

---------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)            VALUE
---------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank, due 9/15/97 - 1/06/98                         $ 6,910     $  6,841,670
Federal Home Loan Bank, due 9/12/97 - 10/03/97                            5,330        5,313,831
Federal Home Loan Mortgage Corp., due 9/05/97 - 10/14/97                  8,680        8,647,804
Federal National Mortgage Assn., due 9/04/97 - 11/24/97                  11,000       10,914,751
Student Loan Marketing Assn., due 9/19/97 - 12/31/97                      5,225        5,178,499
Tennessee Valley Authority, due 9/08/97 - 10/22/97                        3,400        3,384,586
---------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations, at
  Amortized Cost                                                                    $ 40,281,141
---------------------------------------------------------------------------------------------------------
Repurchase Agreement - 15.5%
---------------------------------------------------------------------------------------------------------
Goldman Sachs, dated 8/29/97, due 9/02/97, total to be
  received $5,953,669 (secured by various U.S. Treasury
  and federal agency obligations in jointly traded
  accounts), at Cost                                                    $ 5,950     $  5,950,000
---------------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                      $ 46,231,141

Other Assets, Less Liabilities - (20.4)%                                              (7,844,624)
---------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $ 38,386,517
---------------------------------------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
-----------------------------------------------------------------------------------------------
                                                               MFS MONEY         MFS GOVERNMENT
AUGUST 31, 1997                                              MARKET FUND      MONEY MARKET FUND
-----------------------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                  $534,811,188            $40,281,141
  Repurchase agreements, at cost and value                   104,630,000              5,950,000
                                                            ------------            -----------
      Total investments, at amortized cost and value        $639,441,188            $46,231,141
  Cash                                                           428,933                 24,368
  Receivable for Fund shares sold                             57,241,669                 71,279
  Interest receivable                                            130,688                  2,752
  Other assets                                                     4,392                    318
                                                            ------------            -----------
      Total assets                                          $697,246,870            $46,329,858
                                                            ------------            -----------
Liabilities:
  Distributions payable                                     $    132,399            $    10,341
  Payable for Fund shares reacquired                          62,626,140              7,908,418
  Payable to affiliates -
    Management fee                                                22,803                  1,731
    Administrative fee                                               719                     52
    Shareholder servicing agent fee                                6,231                    450
  Accrued expenses and other liabilities                         218,647                 22,349
                                                            ------------            -----------
      Total liabilities                                     $ 63,006,939            $ 7,943,341
                                                            ------------            -----------
Net assets (represented by paid-in capital)                 $634,239,931            $38,386,517
                                                            ============            ===========
Shares of beneficial interest outstanding                    634,239,931             38,386,517
                                                            ============            ===========
Net asset value, offering price and redemption price
  per share (net assets / shares of beneficial
  interest outstanding)                                       $1.00                    $1.00
                                                              =====                    =====

See notes to financial statements

Statements of Operations
MFS Money Market Fund
------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1997
------------------------------------------------------------------------------

Net investment income:
  Interest                                                         $32,078,081
                                                                   -----------
  Expenses -
    Management fee                                                 $ 2,793,401
    Trustees' compensation                                              39,566
    Shareholder servicing agent fee                                    799,586
    Administrative fee                                                  45,890
    Custodian fee                                                      258,075
    Transfer agent fee                                                 253,010
    Postage                                                            145,626
    Printing                                                           113,857
    Auditing fees                                                       27,200
    Legal fees                                                           6,000
    Miscellaneous                                                      224,665
                                                                   -----------
      Total expenses                                               $ 4,706,876
    Fees paid indirectly                                              (215,447)
                                                                   -----------
      Net expenses                                                 $ 4,491,429
                                                                   -----------
        Net investment income                                      $27,586,652
                                                                   ===========

MFS Government Money Market Fund
------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 1997
------------------------------------------------------------------------------

Net investment income:
  Interest                                                          $2,034,085
                                                                    ----------
  Expenses -
    Management fee                                                  $  188,007
    Trustees' compensation                                               5,479
    Shareholder servicing agent fee                                     51,333
    Administrative fee                                                   2,916
    Auditing fees                                                       26,152
    Custodian fee                                                       21,574
    Postage                                                              6,811
    Printing                                                             4,250
    Legal fees                                                           3,230
    Registration fee                                                    46,503
                                                                    ----------
      Total expenses                                                $  356,255
    Fees paid indirectly                                               (14,715)
                                                                    ----------
      Net expenses                                                  $  341,540
                                                                    ----------
        Net investment income                                       $1,692,545
                                                                    ==========
See notes to financial statements

Statements of Changes in Net Assets
MFS Money Market Fund
------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                   1997                      1996
------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income, declared as distributions to
    shareholders                                              $   27,586,652            $   23,365,808
                                                              --------------            --------------
Fund share (principal) transactions at net asset value of
  $1.00 per share -

  Net proceeds from sale of shares                            $8,979,377,073            $5,311,229,990
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                 21,300,694                18,551,363
  Cost of shares reacquired                                   (9,010,642,758)           (5,096,374,350)
                                                              --------------            --------------
      Increase (decrease) in net assets from Fund share
        transactions                                          $   (9,964,991)           $  233,407,003
Net assets:
  At beginning of period                                         644,204,922               410,797,919
                                                              --------------            --------------
  At end of period                                            $  634,239,931            $  644,204,922
                                                              ==============            ==============

MFS Government Money Market Fund
------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                   1997                      1996
------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income, declared as distributions to
    shareholders                                              $    1,692,545            $    1,896,221
                                                              --------------            --------------
Fund share (principal) transactions at net asset value
  of
  $1.00 per share -
  Net proceeds from sale of shares                            $  118,706,075            $  476,964,289
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                  1,548,739                 1,585,296
  Cost of shares reacquired                                     (124,367,744)             (474,489,920)
                                                              --------------            --------------
    Total increase (decrease) in net assets from Fund
      share
      transactions                                            $   (4,112,930)           $    4,059,665
Net assets:
  At beginning of period                                          42,499,447                38,439,782
                                                              --------------            --------------
  At end of period                                            $   38,386,517            $   42,499,447
                                                              ==============            ==============

See notes to financial statements


Financial Highlights
MFS Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                                     TEN MONTHS                     YEAR ENDED
                                                        YEAR ENDED AUGUST 31,             ENDED                    OCTOBER 31,
                                 --------------------------------------------         AUGUST 31,     -------------------------
                                         1997            1996            1995              1994            1993           1992
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                            $ 1.00          $ 1.00          $ 1.00            $ 1.00          $ 1.00         $ 1.00
                                       ------          ------          ------            ------          ------         ------
Income from investment operations -
  Net investment income                $ 0.05          $ 0.05          $ 0.05            $ 0.02          $ 0.02         $ 0.03
Less distributions declared to
  shareholders from net
  investment income                    $(0.05)         $(0.05)         $(0.05)           $(0.02)         $(0.02)        $(0.03)
                                       ------          ------          ------            ------          ------         ------
Net asset value - end of
 period                                $ 1.00          $ 1.00          $ 1.00            $ 1.00          $ 1.00         $ 1.00
                                       ======          ======          ======            ======          ======         ======
Total return                            4.61%           4.86%           5.04%             2.91%+          2.39%          3.35%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                            0.80%           0.79%           0.76%             0.78%+          0.83%          0.87%
  Net investment income                 4.71%           4.78%           4.92%             2.95%+          2.39%          3.36%
Net assets at end of period
 (000 omitted)                       $634,240        $644,205        $410,798          $435,780        $350,316       $448,825

 + Annualized.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

MFS Money Market Fund
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                1991              1990             1989            1988            1987
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $ 1.00            $ 1.00           $ 1.00          $ 1.00          $ 1.00
                                                    ------            ------           ------          ------          ------
Income from investment operations -
  Net investment income                             $ 0.06            $ 0.07           $ 0.08          $ 0.07          $ 0.06
Less distributions declared to shareholders
  from net investment income                        $(0.06)           $(0.07)          $(0.08)         $(0.07)         $(0.06)
                                                    ------            ------           ------          ------          ------
Net asset value - end of period                     $ 1.00            $ 1.00           $ 1.00          $ 1.00          $ 1.00
                                                    ======            ======           ======          ======          ======
Total return                                         6.07%             7.99%            8.84%           7.12%           6.06%
Ratios (to average net assets)/Supplemental data:
  Expenses                                           0.82%             0.76%            0.83%           0.83%           0.82%
  Net investment income                              5.94%             7.60%            8.45%           6.72%           5.77%
Net assets at end of period (000 omitted)         $541,945          $677,164         $676,382        $664,895        $716,528

See notes to financial statements


MFS Government Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                                     TEN MONTHS                     YEAR ENDED
                                                        YEAR ENDED AUGUST 31,             ENDED                    OCTOBER 31,
                                 --------------------------------------------        AUGUST 31,       ------------------------
                                         1997            1996            1995              1994            1993           1992
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                            $ 1.00          $ 1.00          $ 1.00            $ 1.00          $ 1.00         $ 1.00
                                        -----           -----           -----             -----           -----          -----
Income from investment operations -
  Net investment income                $ 0.05          $ 0.05          $ 0.05            $ 0.02          $ 0.02         $ 0.03
Less distributions declared to
  shareholders from net
  investment income                    $(0.05)         $(0.05)         $(0.05)           $(0.02)         $(0.02)        $(0.03)
                                        -----           -----           -----             -----           -----          -----
Net asset value - end of
 period                                $ 1.00          $ 1.00          $ 1.00            $ 1.00          $ 1.00         $ 1.00
                                        =====           =====           =====             =====           =====          =====
Total return                            4.81%           4.73%           4.92%             2.64%+          2.33%          3.27%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                            0.85%           0.89%           0.84%             1.05%+          0.99%          0.87%
  Net investment income                 4.02%           4.64%           4.82%             2.64%+          2.20%          3.28%
Net assets at end of period
 (000 omitted)                        $38,387         $42,499         $38,440           $38,347         $35,576        $47,629

 + Annualized.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

MFS Government Money Market Fund
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                1991              1990             1989            1988            1987
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $ 1.00            $ 1.00           $ 1.00          $ 1.00          $ 1.00
                                                     -----             -----            -----           -----           -----
Income from investment operations -
  Net investment income                             $ 0.06            $ 0.07           $ 0.08          $ 0.06          $ 0.05
Less distributions declared to shareholders
  from net investment income                        $(0.06)           $(0.07)          $(0.08)         $(0.06)         $(0.05)
                                                     -----             -----            -----           -----           -----
Net asset value - end of period                     $ 1.00            $ 1.00           $ 1.00          $ 1.00          $ 1.00
                                                     =====             =====            =====           =====           =====
Total return                                         5.68%             7.55%            8.61%           6.47%           5.73%
Ratios (to average net assets)/Supplemental data:
  Expenses                                           0.83%             0.80%            0.85%           0.74%           0.59%
  Net investment income                              5.53%             7.34%            8.29%           6.29%           5.63%
Net assets at end of period (000 omitted)          $50,655           $53,701          $51,619         $50,343         $59,875

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Money Market Fund and MFS Government Money Market Fund (the Funds) are each a separate, diversified series of MFS Series Trust IV (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements - The Funds may enter into repurchase agreements with institutions that the Funds' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Funds' require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds' to obtain those securities in the event of a default under the repurchase agreement. The Funds' monitor, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Funds' under each such repurchase agreement. The Funds', along with other affiliated entities of Massachusetts Financial Service Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Funds' custody fee is calculated as a percentage of the Funds' average daily net assets. The fees are reduced according to fee arrangements which measure the value of cash deposited with the custodian by the Funds. These amounts are shown as a reduction of expenses on the Statements of Operations.

Tax Matters and Distributions - The Funds' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of their taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Funds' file tax returns annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Funds' tax returns and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

(3) Transactions with Affiliates
Investment Adviser - The Funds have an investment advisory agreement with Massachusetts Financial Services (MFS) to provide overall investment advisory and administrative services and general office facilities. The management fee is computed and paid monthly at an annual rate of 0.48% and 0.45% of average aggregate daily net assets for the MFS Money Market and MFS Government Money Market Fund, respectively.

Administrator - Effective March 1, 1997, the Funds have an administrative services agreement with MFS to provide the Funds with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Funds pay MFS an administrative fee at the following annual percentages of the Funds' average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

                  First $1 billion                      0.0150%
                  Next $1 billion                       0.0125%
                  Next $1 billion                       0.0100%

The Funds pay no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Funds, all of whom receive remuneration for their services to the Funds from MFS. Certain officers and Trustees of the Funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Funds have an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation for MFS Money Market Fund and MFS Government Money Market Fund are net periodic pension expenses of $14,159 and $9,087 for the year ended August 31, 1997.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each Fund at an effective annual rate of up to 0.15%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements for MFS Money Market Fund, aggregated $4,856,040,101 and $4,858,027,699, respectively.

Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements for MFS Government Money Market Fund, aggregated $252,735,883 and $248,379,729, respectively.

(5) Shares of Beneficial Interest
The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($1.00 par value).

MFS Money Market Fund
                                                   YEAR ENDED        YEAR ENDED
                                              AUGUST 31, 1997   AUGUST 31, 1996
-------------------------------------------------------------------------------

Shares sold                                     8,979,377,073   5,311,229,990
Shares issued to shareholders in
 reinvestment of distributions                     21,300,694      18,551,363
Shares reacquired                              (9,010,642,758) (5,096,374,350)
                                               --------------  --------------
    Net increase (decrease)                        (9,964,991)    233,407,003
                                               ==============  ==============

MFS Government Money Market Fund
                                                   YEAR ENDED        YEAR ENDED
                                              AUGUST 31, 1997   AUGUST 31, 1996
-------------------------------------------------------------------------------


Shares sold                                       118,706,075   476,964,289
Shares issued to shareholders in reinvestment of
distributions                                       1,548,739     1,585,296
Shares reacquired                                (124,367,744) (474,489,920)
                                                 ------------  ------------
    Net increase (decrease)                        (4,112,930)    4,059,665
                                                 ============  ============
(6) Line of Credit
The Funds and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to MFS Money Market Fund and MFS Government Money Market Fund were $5,060 and $309, respectively, for the year ended August 31, 1997.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IV and Shareholders of MFS Money Market Fund and MFS Government Money Market Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Money Market Fund and MFS Government Money Market Fund (two of the series constituting MFS Series Trust IV) as of August 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1997 and 1996, and the financial highlights for each of the years in the three-year period ended August 31, 1997, the ten months ended August 31, 1994 and for each of the years in the seven-year period ended October 31, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Money Market Fund and MFS Government Money Market Fund at August 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 3, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) MONEY MARKET FUND
MFS(R) GOVERNMENT MONEY MARKET FUND

TRUSTEES                                            CUSTODIAN
A. Keith Brodkin* - Chairman and President          State Street Bank and Trust Company

Richard B. Bailey* - Private Investor;              AUDITORS
Former Chairman and Director (until 1991),          Deloitte & Touche LLP
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director, Cambridge    INVESTOR INFORMATION
Trust Company                                       For MFS stock and bond market outlooks, call toll
                                                    free: 1-800-637-4458 anytime from a touch-tone
Peter G. Harwood - Private Investor                 telephone.

J. Atwood Ives - Chairman and Chief Executive       For information on MFS mutual funds, call your
Officer, Eastern Enterprises                        financial adviser or, for an information kit, call
                                                    toll free: 1-800-637-2929 any business day from 9
Lawrence T. Perera - Partner, Hemenway & Barnes     a.m. to 5 p.m. Eastern time (or leave a message
                                                    anytime).
William J. Poorvu - Adjunct Professor, Harvard
University Graduate School of Business              INVESTOR SERVICE
Administration                                      MFS Service Center, Inc.
                                                    P.O. Box 2281
Charles W. Schmidt - Private Investor               Boston, MA 02107-9906

Arnold D. Scott* - Senior Executive Vice            For general information, call toll free:
President, Director and Secretary, Massachusetts    1-800-225-2606 any business day from
Financial Services Company                          8 a.m. to 8 p.m. Eastern time.

Jeffrey L. Shames* - President and Director,        For service to speech- or hearing-impaired, call
Massachusetts Financial Services Company            toll free: 1-800-637-6576 any business day from 9
                                                    a.m. to 5 p.m. Eastern time. (To use this service,
Elaine R. Smith - Independent Consultant            your phone must be equipped with a
                                                    Telecommunications Device for the Deaf.)
David B. Stone - Chairman, North American
Management Corp. (investment advisers)              For share prices, account balances, and exchanges,
                                                    call toll free: 1-800-MFS-TALK (1-800-637-8255)
INVESTMENT ADVISER                                  anytime from a touch-tone telephone.
Massachusetts Financial Services Company
500 Boylston Street                                 WORLD WIDE WEB
Boston, MA 02116-3741                               www.mfs.com

DISTRIBUTOR                                         [DALBAR   For the fourth year in a row,
MFS Fund Distributors, Inc.                         LOGO]     MFS earned a #1 ranking in the
500 Boylston Street                                       DALBAR, Inc. Broker/Dealer Survey,
Boston, MA 02116-3741                               Main Office Operations Service Quality
                                                    Category. The firm achieved a 3.42
PORTFOLIO MANAGER                                   overall score on a scale of 1 to 4 in
Geoffrey L. Kurinsky*                               the 1997 survey. A total of 111 firms
                                                    responded, offering input on the
TREASURER                                           quality of service they received from
W. Thomas London*                                   29 mutual fund companies nationwide.
                                                    The survey contained questions about
ASSISTANT TREASURERS                                service quality in 11 categories,
Mark E. Bradley*                                    including "knowledge of operations
Ellen Moynihan*                                     contact," "keeping you informed,"
James O. Yost*                                      "ease of doing business" with the firm.

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

                                                         -------------
MFS(R) MONEY MARKET FUND                                    BULK RATE
MFS(R) GOVERNMENT MONEY MARKET FUND                       U.S. POSTAGE
                                                              PAID
                                                               MFS
                                                         -------------
500 Boylston Street
Boston, MA 02116-3741


[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)



   [DALBAR
    LOGO]
TOP-RATED SERVICE




(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                           MCM-2 10/97 55M 10/22